SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]
Check the appropriate box:


[ ] Preliminary Proxy Statement        [ ] Confidential, for Use of
                                           the Commission Only
                                           (as permitted by
                                           Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Section 240.14a-11(c) or
    Section 240.14a-12


                                  M FUND, INC.
               (Name of Registrant/s as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee  required.
[ ] Fee computed on table below per  Exchange  Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                                  M FUND, INC.
                               RIVER PARK CENTER
                            205 S.E. SPOKANE STREET
                             Portland, Oregon 97202

                                                            February 17, 2000


Dear Shareholder:

     I am writing to request your approval of the three proposals included in the attached Proxy Statement. Proposal One outlines a restructuring of management fees to the current shareholders of the Brandes International Equity Fund. The proposed change would allow Brandes Investment Partners, L.P., the Sub-Adviser, to maintain one fee structure for similar accounts.

     In addition to the above proposal, we are asking the current shareholders of the Enhanced U.S. Equity Fund to approve changes in management, investment strategy, and fee structure of the Fund. Proposals Two and Three in the attached Proxy Statement discuss these changes.

     The changes for both Funds are proposed based on a great deal of analysis from M Fund, Inc. and the Board of Directors. The investment advisory fees, investment performance and expense ratios of your fund have been carefully reviewed and compared to similar funds in the investment universe. We believe that the changes discussed in the attached Proxy Statement are necessary in order for these funds to maintain and enhance the resources needed to compete effectively with other funds in their peer group.

     In order to consider these proposals, we have scheduled a Special Meeting of the Shareholders of Brandes International Equity Fund and Enhanced U.S. Equity Fund to be held on April 11, 2000 at 9:00 a.m., Pacific Time, at the principal office of M Fund, Inc., River Park Center, 205 SE Spokane Street, Portland, Oregon 97202. The proposals are discussed in more detail in the attached Proxy Statement. The Board of Directors of M Fund, Inc. has unanimously recommended that the shareholders of Brandes International Equity Fund and Enhanced U.S. Equity Fund approve each of the proposals.

     Whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented. I ENCOURAGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.


Sincerely,


/s/ Daniel F. Byrne
-------------------
Daniel F. Byrne
President

                                  M FUND, INC.
                               RIVER PARK CENTER
                            205 S.E. SPOKANE STREET
                             PORTLAND, OREGON 97202
                                 (888) 736-2878

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 11, 2000

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Brandes International Equity Fund and Enhanced U.S. Equity Fund, investment portfolios of M Fund, Inc. (the "Company"), will be held at the principal office of the Company, River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202, on Tuesday, April 11, 2000, at 9:00 a.m., local time, for the purposes listed below. The matters to be voted on by shareholders are as follows:

          FOR SHAREHOLDERS OF BRANDES INTERNATIONAL EQUITY FUND ONLY:


    1. To adopt an amended Investment Advisory Agreement between the Company and M Financial Investment Advisers, Inc. (the "Adviser"), with respect to Brandes International Equity Fund, changing the management fee of the Fund ("Proposal 1").



              FOR SHAREHOLDERS OF ENHANCED U.S. EQUITY FUND ONLY:


    2. To adopt an amended Investment Advisory Agreement between the Company and the Adviser, with respect to Enhanced U.S. Equity Fund, changing the management fee of the Fund ("Proposal 2").


    3. To change the fundamental investment policy of Enhanced U.S. Equity Fund with regard to purchasing securities on margin ("Proposal 3").


The Board of Directors of the Company has fixed the close of business on February 7, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.


                                         By Order of the Board of Directors
                                         David W. Schutt
                                         Secretary


February 17, 2000



YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED VOTING INSTRUCTION/PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR VOTING INSTRUCTION/PROXY AT ANY TIME PRIOR TO THE MEETING.

                                  M FUND, INC.
                               RIVER PARK CENTER
                            205 S.E. SPOKANE STREET
                             PORTLAND, OREGON 97202
                                 (888) 736-2878


              PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD Tuesday, April 11, 2000


This Proxy Statement (the "Statement") is being furnished by M Fund, Inc. (the "Company") to shareholders of Brandes International Equity Fund and Enhanced U.S. Equity Fund (each a "Fund," collectively the "Funds"). The Statement is being sent in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors for use at the Special Meeting of Shareholders (the "Meeting"), to be held at the principal office of the Company, River Park Center, 205 S.E. Spokane Street, Portland, Oregon, on Tuesday, April 11, 2000, at 9:00 a.m., Pacific time. This Statement is being mailed to shareholders of the Funds on or about February 23, 2000.

As more fully described below, the Meeting has been called for the following purposes:

          FOR SHAREHOLDERS OF BRANDES INTERNATIONAL EQUITY FUND ONLY:


     1. To adopt an amended Investment Advisory Agreement between the Company and M Financial Investment Advisers, Inc. (the "Adviser"), with respect to Brandes International Equity Fund, changing the management fee of the Fund ("Proposal 1").



              FOR SHAREHOLDERS OF ENHANCED U.S. EQUITY FUND ONLY:


     2. To adopt an amended Investment Advisory Agreement between the Company and the Adviser, with respect to Enhanced U.S. Equity Fund, changing the management fee of the Fund ("Proposal 2").



     3. To change the fundamental investment policy of Enhanced U.S. Equity Fund with regard to purchasing securities on margin ("Proposal 3").

           THE PROPOSALS AFFECTING A PARTICULAR FUND ARE AS FOLLOWS:

     Name of Fund                            Proposal Numbers
     ------------                            ----------------

     Brandes International Equity Fund            1

     Enhanced U.S. Equity Fund                 2 and 3



BACKGROUND INFORMATION

The Company is an open-end investment company consisting of four separate diversified investment portfolios (the "Funds"). These Funds are available through the purchase of variable life insurance and variable annuity policies issued by certain insurance companies ("Participating Insurance Companies"). THIS STATEMENT IS ONLY BEING DISTRIBUTED TO OWNERS OF VARIABLE LIFE INSURANCE OR VARIABLE ANNUITY POLICIES WITH CASH VALUE ALLOCATED TO BRANDES FUND OR ENHANCED FUND.


The financial statements of the Company for the fiscal year ended December 31, 1999, are included in the Annual Report to Shareholders, which is available without charge and upon request by calling the Company at (888) 736-2878.

PROXIES


Proxy solicitations will be made, beginning on or about February 23, 2000, primarily by mail, but proxy solicitations also may be made by telephone, fax or e-mail. The costs of the proxy solicitation and expenses incurred in connection with the preparation of this Statement and its enclosures will be paid by Brandes Fund and Enhanced Fund.


Any shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Company.

In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one of the proposals in this Statement prior to any such adjournment if sufficient votes have been received for approval.

Under the By-laws of the Company, the presence in person or by proxy of the shareholders holding one-third of the outstanding shares of a Fund or Funds, as the case may be, entitled to be cast at the Meeting shall constitute a quorum. The Participating Insurance Companies will vote shares of the Funds held in their respective separate accounts in accordance with the timely voting instructions received from the contract owners participating in Brandes Fund or Enhanced Fund. Each Participating Insurance Company will vote Fund shares held in its separate accounts for which it has not received timely voting instructions from contract owners in the same proportion as it votes Fund shares for which it has received instructions. If a proxy is received with no instructions indicated, then the votes attributable to such proxy will be voted for the proposals.


RECORD DATE

The Board of Directors of the Company has fixed the close of business on February 7, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were outstanding 3,287,185.707 shares of Brandes International Equity Fund ("Brandes Fund") and 1,111,607.979 shares of Enhanced U.S. Equity Fund ("Enhanced Fund").





       PROPOSALS 1 & 2: ADOPTION OF AMENDED INVESTMENT ADVISORY AGREEMENT


    PROPOSAL 1: FOR SHAREHOLDERS OF BRANDES INTERNATIONAL EQUITY FUND ONLY:

     To approve a proposal to adopt an amended Investment Advisory Agreement between the Company and the Adviser, with respect to Brandes Fund.


        PROPOSAL 2: FOR SHAREHOLDERS OF ENHANCED U.S. EQUITY FUND ONLY:

     To approve a proposal to adopt an amended Investment Advisory Agreement between the Company and the Adviser, with respect to Enhanced U.S. Equity Fund.

INFORMATION ABOUT THE ADVISER AND INVESTMENT ADVISORY AGREEMENT

The Company is advised by M Financial Investment Advisers, Inc. (the "Adviser"), located at River Park Center, 205 SE Spokane Street, Portland, Oregon 97202. The Adviser was organized as a Colorado corporation on September 11, 1995, and is wholly owned by M Financial Holdings Incorporated, which does business under the name M Financial Group ("M Financial Group"), which is located at River Park Center, 205 SE Spokane Street, Portland, Oregon 97202. The Adviser has retained the services of four investment sub-advisers to provide day-to-day portfolio management services to the four Funds of the Company. The Adviser pays a fee to each sub-adviser for these services.

As of December 31, 1999, the Adviser had approximately $172 million in assets under management, all of which were the assets of the Company. The Adviser does not manage any other mutual funds with investment objectives similar to those of the Funds. The current Directors and Officers of the Adviser and their addresses and principal occupations during the past five years are set forth below:


Name and Position
With Adviser             Address                                      Principal Occupation
------------------       -------                                      --------------------


William Landman          CMS Companies                                Partner, CMS Companies
Director                 1926 Arch Street
                         Philadelphia, Pennsylvania 19103


Harry Levitt             Mullin Consulting, Inc.                      Principal, Mullin Consulting, Inc.
Director                 644 South Figueroa Street
                         Los Angeles, California 90017


Malcolm Cowen, II        Cornerstone Financial Consultants, Ltd.      Managing Partner,
Director                 227 W. Broad Street                          Cornerstone Financial Consultants, Ltd.
                         Bethlehem, Pennsylvania 18018


James Belk               BCG Companies                                Managing Director, BCG Companies
Director                 707 E. Main Street, Suite 1700
                         Richmond, Virginia 23219


James Cheney             Evergreen Management, Inc.                   Principal, Evergreen Management, Inc.
Director                 100 Tallan Building
                         2 Union Square
                         Chattanooga, Tennessee 37402


Michael Kiley            Chamberlain Group Insurance Services, LLC    President, Chamberlain Group Insurance Services, LLC
Director                 2030 Main Street, Suite 1240
                         Irvine, California 97614


Daniel Byrne*            M Financial Group                            Senior Vice President, Product Development & Sales,
President                205 SE Spokane Street                        M Financial Group
                         Portland, Oregon 97202


David Schutt**           M Financial Group                            Director, Finance, M Financial Group
Secretary and            205 SE Spokane Street
Treasurer                Portland, Oregon 97202


JoNell Hermanson***      M Financial Group                            Director, Product Development & Sales Support,
Marketing Officer        205 SE Spokane Street                        M Financial Group
                         Portland, Oregon 97202


*Also President of the Company
**Also Secretary and Treasurer of the Company
***Also Compliance Officer of the Company

As of December 31, 1999, the following individuals owned 10% or more of the voting securities of M Financial Group, the parent company of the Adviser:

Name                Address                            Percent Ownership
----                -------                            -----------------

Peter Mullin*       Mullin Consulting, Inc.                 24.08%
                    644 South Figueroa Street
                    Los Angeles, California 90017


Mark Solomon        CMS Companies                           13.05%
                    1926 Arch Street
                    Philadelphia, Pennsylvania 19103


*Mr. Mullin serves as a Director of the Company.

The existing Investment Advisory Agreement, first executed on December 5, 1995, was initially approved for each Fund by the Board of Directors on November 20, 1995, and by the sole initial shareholder of the Funds on December 5, 1995. Shareholders last approved the existing Investment Advisory Agreement on December 19, 1997 at a Special Meeting of Shareholders, brought about by a change in control of the Adviser. The Board of Directors last approved the existing Investment Advisory Agreement on January 11, 2000. Under the terms of the existing Investment Advisory Agreement, the Adviser renders investment management services with respect to the Funds. Such services include the overall business management and administrative services necessary for the Funds' operations. For these services, the Adviser receives an advisory fee that is based on the average daily net assets of each of the Funds. Such fee is presently paid to the Adviser by the Funds on a quarterly basis.

The Adviser has retained investment sub-advisers to provide investment management services to Brandes Fund and Enhanced Fund. The Adviser pays each sub-adviser a fee for such services according to the terms of a sub-advisory agreement. The Adviser has ultimate responsibility to oversee the sub-advisers and to recommend their hiring, termination and replacement. Shareholders are not being asked to approve the new sub-advisory agreements because the Company has received an order from the Securities and Exchange Commission ("SEC") that allows the Adviser to change a sub-adviser or change the terms of a sub-advisory agreement without shareholder approval. Enhanced Fund is changing sub-advisers to implement a new enhanced index investment strategy.

The amended Investment Advisory Agreement is substantially similar to the existing Investment Advisory Agreement, with the exception of the effective date and the fee increase. The advisory fee is being increased to compensate the Adviser for a corresponding increase in the fee paid by the Adviser to Brandes Fund's sub-adviser and Enhanced Fund's new sub-adviser. Under the amended Investment Advisory Agreement the Adviser would receive on a quarterly basis an advisory fee that is based on the average daily net assets of each of the Funds. The following charts show the current level of the advisory and sub-advisory fees and the proposed levels of each fee.



Fund                Current Total Advisory Fees             Proposed Total Advisory Fees
----                ---------------------------             -----------------------------

Brandes Fund        1.05% on the first $10 million          1.10% on the first $10 million
                    0.90% on the next $15 million           0.95% on the next $10 million
                    0.75% on the next $75 million           0.75% on the next $30 million
                    0.60% on amounts above $100 million     0.65% on amounts over $50 million


Enhanced Fund       0.55% on the first $25 million          0.40% on the first $25 million
                    0.45% on the next $75 million           0.35% on amounts over $25 million
                    0.30% on amounts above $100 million


Fund                Current Sub-advisory Fees               Proposed Sub-advisory Fees
----                -------------------------               ---------------------------

Brandes Fund        0.90% on the first $10 million          0.95% on the first $10 million
                    0.75% on the next $15 million           0.80% on the next $10 million
                    0.60% on the next $75 million           0.60% on the next $30 million
                    0.45% on amounts above $100 million     0.50% on amounts over $50 million


Enhanced Fund       0.40% on the first $25 million          0.25% on the first $25 million
                    0.30% on the next $75 million           0.20% on amounts over $25 million
                    0.15% on amounts above $100 million




For the year ended December 31, 1999, Brandes Fund paid $229,600 and Enhanced Fund paid $100,618 as investment advisory fees to the Adviser. Had the proposed fees been in effect in 1999, Brandes Fund would have paid $233,834 and Enhanced Fund $72,850 as investment advisory fees to the Adviser. This would represent a 1.8% increase in advisory fees paid by Brandes Fund and a 28% decrease in advisory fees paid by Enhanced Fund. Because Enhanced Fund's net asset level during the fiscal year ended December 31, 1999 would not have triggered the higher advisory fees as described above, the advisory fees paid by Enhanced Fund would have decreased in 1999 had the proposed fees been in effect. At net asset levels above $325 million, however, the dollar amount of advisory fees paid by Enhanced Fund would increase. As of December 31, 1999, Enhanced Fund and Brandes Fund had net assets of approximately $23 million and $48 million, respectively.

The existing Investment Advisory Agreement does not place limits on the operating expenses of the Company or of any Fund. However, the Adviser has voluntarily undertaken to pay any such expenses (but not including the advisory fee, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, through December 31, 2000, exceed 0.25% of that Fund's estimated average daily net assets on an annualized basis. For the year ended December 31, 1999, the Adviser reimbursed Brandes Fund $165,622 and Enhanced Fund $150,413 for operating expenses that exceeded the voluntary expense limitation.

The fee table below shows the current and the pro forma expenses of Brandes Fund assuming approval of Proposal 1. The information in the fee table is based on performance results for the fiscal year ended December 31, 1999, and on the level of net assets at the end of that year. The fee table does not reflect separate account expenses, including sales loads. The management fee of the Fund is computed as a percentage of the average daily net assets of the Fund on an annualized basis. A fee table for Enhanced Fund is not included because Enhanced Fund's net asset level during the fiscal year ended December 31, 1999, would not have triggered the higher advisory fees as outlined under Proposal 2.

BRANDES FUND (FISCAL YEAR ENDED DECEMBER 31, 1999)

ANNUAL FUND OPERATING EXPENSES                         Current Fees        Proposed Fees
(expenses that are deducted from Fund assets)          ------------        --------------
(as % of average net assets)

Management Fees                                             0.96                0.98
Distribution (Rule 12b-1) Fees                              None                None
Other Expenses*                                             0.97                0.97
                                                            ----                ----


Total Annual Fund Operating Expenses                        1.93                1.95
                                                            ----                ----
                                                            ----                ----

*Before reimbursement by the Adviser

EXAMPLE

The Example assumes that you invest $10,000 in Brandes Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     Current Fees             Proposed Fees
                                     ------------             -------------

1 Year..................................$  196                     $  198
3 Years.................................   606                        612
5 Years................................. 1,042                      1,052
10 Years.................................2,254                      2,275

The amended Investment Advisory Agreement will become effective, subject to shareholder approval, on May 1, 2000, and will thereafter be reviewed for continuation on an annual basis by the Board of Directors. A copy of the amended Investment Advisory Agreement is attached to this Statement as Exhibit A.

PROPOSAL 1: RATIONALE AND BOARD OF DIRECTORS' EVALUATION


At a meeting held on January 11, 2000, the Board of Directors of the Company, including a majority of the Independent Directors, unanimously approved, subject to shareholder approval, an amended Investment Advisory Agreement with the Adviser on behalf of Brandes Fund that would increase the advisory fees charged to the Fund. The Board also approved an amended sub-advisory agreement that would increase the fee paid by the Adviser to the sub-adviser. The Adviser believes that the sub-advisory fee increase and corresponding advisory fee increase are justified in part by the strong historical performance of Brandes Fund and by the fact that since retaining the Fund's current sub-adviser in July 1998, the sub-adviser has charged lower advisory fees to the Fund than to its other clients with comparable accounts. The Adviser also believes that the fee increases are necessary in order for the Fund to maintain and enhance the resources needed to allow it to continue to compete effectively with other funds in its peer group.

     In connection with its deliberations of the amended Investment Advisory Agreement and sub-advisory agreement, the Board of Directors requested and was provided with information that the Board considered sufficient to assist in its evaluation. The materials furnished by the Adviser and sub-adviser included information regarding the sub-adviser's investment personnel, investment management capabilities, philosophy of management and the sub-adviser's level of overall profitability in connection with its activities on behalf of the Fund. Information was also provided regarding the fees and expenses of Brandes Fund compared to a group of mutual funds identified by the Adviser as Brandes Fund's comparison group, and the effect of the proposed fee increase on the expense ratio of the Fund. The Directors considered the fact that under the proposed sub-advisory agreement, the increase in fees paid to the sub-adviser over that paid under the current sub-advisory agreement would be minimal. The Board also considered that the fees paid to the sub-adviser under the current sub-advisory agreement were less than the fees charged to the sub-adviser's other clients with similar accounts. The Board was also furnished with information showing the investment performance of Brandes Fund. This performance information showed that, for the year ended December 31, 1999, Brandes Fund had returned 47.90% as compared to 26.73% for the MSCI EAFE Index, the Fund's benchmark. The information also showed that Brandes Fund had returned 51.97% as compared to 31.42% for the benchmark for the period July 1, 1998 through December 31, 1999, the period during which the sub-adviser had managed the Fund.

After careful consideration and a thorough review of the Adviser's and sub-adviser's level of service, experience and fees, the Board determined that it was fair and reasonable to and in the best interest of Brandes Fund and its shareholders to approve the amended Investment Advisory Agreement and sub-advisory agreement.

PROPOSAL 1: RECOMMENDATION AND REQUIRED VOTE

At the Meeting, shareholders of Brandes Fund will vote on Proposal 1. The affirmative vote of the holders of a majority of the outstanding shares of a Fund is required to approve this proposal with regard to that Fund. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF BRANDES FUND APPROVE THE AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND THE ADVISER.


PROPOSAL 2:  RATIONALE


At meetings held in May 1999 and August 1999, the Board discussed the advisability of changing the current investment strategy of the Enhanced Fund in order to put the Fund in a better position to attract assets. At a meeting held on January 11, 2000, the Board unanimously approved the use of a derivatives based enhanced index strategy by the Fund in order to achieve its investment goal. Under the new strategy, the Fund will invest in futures contracts on the Standard & Poor's 500 Composite Stock Price Index (the "Index") to try to earn a return equal to that of the Index. The portion of the Fund's portfolio not used as collateral for the futures contracts will be managed in high-quality short-term debt instruments designed to add a small incremental return above that of the Index.


In connection with the change in investment strategy, the Adviser proposed a change in the Fund's sub-adviser in order to retain a sub-adviser with the demonstrated ability in managing the new enhanced index strategy. At a meeting held on January 11, 2000, the Board of Directors of the Company, including a majority of the Independent Directors, unanimously approved the selection of The Clifton Group ("Clifton") as the new investment sub-adviser to Enhanced Fund.

Under the proposed sub-advisory arrangements with Clifton, at asset levels above $325 million the fees paid to Clifton will be higher than the fees paid under the current sub-adviser and consequently the Adviser, with the unanimous support of the Board of Directors, proposes to increase the advisory fees to cover the sub-adviser's fee increase. the Adviser believes that the sub-advisory fee increase and corresponding advisory fee increase are justified by the need to retain a new sub-adviser with expertise in the new enhanced index strategy to be employed by the Enhanced Fund. At a meeting held on January 11, 2000, the Board of Directors of the Company, including a majority of the Independent directors, unanimously approved, subject to shareholder approval, an amended Investment Advisory Agreement with the Adviser on behalf of Enhanced Fund that would increase the advisory fees charged to the Fund.

Information About Clifton. Clifton is a Minnesota corporation organized on May 25, 1972. It was registered with the Commodity Futures Trading Commission as a commodity trading advisor in October 1975 and with the SEC as a registered investment adviser in 1972. Clifton is also a member of the National Futures Association, a self-regulatory body for the futures industry. Prior to May 1, 1989, Clifton operated under the name Kiene, Wooters & Associates. Clifton's principal business address is 309 Clifton Avenue, Minneapolis, Minnesota 55403. As of June 30, 1999, Clifton had assets under management of $11.93 billion.

Directors and Officers. The current directors and officers of Clifton and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the principal business address of the individuals listed below is 309 Clifton Avenue, Minneapolis, Minnesota 55403.


Name                                              Principal Occupation
----                                              ---------------------

Richard E. Ballsrud#                              Executive Vice President,
Director and Executive Vice President             Director of Fixed Income Investments,
                                                  The Clifton Group, 2/84 to present.

Jack L. Hansen#                                   Executive Vice President, Director of Equity Investments,
Director and Executive Vice President             The Clifton Group, 6/85 to present.


Rosemary Janousek                                 President and Director of Operations,
President and Director of Operations              The Clifton Group, 4/78 to present.

Gerald A. Kraut+                                  Director, President and Chief Executive Officer,
Director, Chairman of the Board                   Dougherty Financial Group LLC, 7/97 to present;
and Executive Vice President                      Director, President, Chief Executive Officer and
                                                  Chairman of the Board, Dougherty Dawkins LLC, 4/97
                                                  to 7/97; Director, President, Chief Executive Officer
                                                  and Chairman of the Board, Dougherty Dawkins, Inc., 5/90 to 4/97.

Michelle M. Sandberg+                             Director, Vice President and Treasurer,
Director and Treasurer                            Dougherty Financial Group LLC, 8/97 to present;
                                                  Vice President and Controller, Dougherty Financial Group, Inc.,
                                                  7/96 to 8/97; Controller, Dougherty Dawkins, Inc., 5/90 to 7/96.

Thomas J. Abood+                                  Senior Vice President, Secretary, General Counsel,
Director, Executive Vice President                7/95 to present, Director, 4/97 to present,
and Secretary                                     Dougherty Financial Group LLC.


+Principal business address is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.
#Members of the Investment Committee, along with Thomas B. Lee,
Portfolio Manager.


Ownership. Clifton is owned by its principals, Richard E. Ballsrud, Jack L. Hansen, Rosemary Janousek and Thomas B. Lee, and by VAM Holdings LLC, which owns 80% of Clifton. VAM Holdings LLC is, in turn, 100% owned by Dougherty Financial Group LLC. The current principals and officers of Dougherty Financial Group LLC and their principal occupations during the past five years are set forth below. The business address of the individuals listed below is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.



Name                                             Principal Occupation
----                                             --------------------

Michael E. Dougherty*                            Director and Chairman, Dougherty Financial Group, Inc., 6/95 to
Member, Director and Chairman                    4/97; Director, Chairman and Chief Executive Officer,
                                                 Dougherty Dawkins, Inc., 8/77 to 6/95.

James O. Pohlad*                                 Vice President, Minnesota Twins Partnership, 9/94
Member                                           to present; Executive Vice President,
                                                 Marquette Bancshares, Inc., 1/93 to present.
                                       10


Robert C. Pohlad*                                President, Pohlad Companies, 9/77 to present.
Member

William M. Pohlad*                               President, River Road Productions, Inc., 8/87
Member                                           to present; Vice President,
                                                 Pohlad Companies, 2/79 to present.

John G. Taft                                     Director and Chief Executive Officer, Dougherty Summit
Member                                           Securities LLC, 9/97 to present; Director and
                                                 Chief Executive Officer, Dougherty Dawkins LLC,
                                                 7/97 to 9/97; Director and Chief Executive
                                                 Officer, Voyageur Asset Management LLC, 4/97
                                                 to 7/97; Director and Chief Executive Officer,
                                                 Voyageur Fund Managers, Inc., 7/91 to 4/97.

Gerald A. Kraut*                                 Director, Chairman, President and Chief Executive Officer,
Member, Director, President                      Dougherty Dawkins LLC, 4/97 to 7/97;
and Chief Executive Officer                      Director, Chairman, President and Chief Executive Officer,
                                                 Dougherty Dawkins, Inc., 5/90 to 4/97.

Thomas J. Abood                                  General Counsel, Dougherty Financial Group LLC, 7/95 to present;
Member, Director,                                Senior Vice President, Secretary, General Counsel,
Senior Vice President, Secretary                 Dougherty Financial Group Inc., 7/95 to 4/97.

Michelle M. Sandberg                             Vice President and Controller, Dougherty Financial
Director, Vice President                         Group, Inc., 7/96 to 8/97; Controller,
and Treasurer                                    Dougherty Dawkins, Inc., 5/90 to 7/96.


*Owns 10% or more of the outstanding voting securities of Dougherty Financial Group LLC.

Other Affiliates. Segall Bryant & Hamill ("SBH"), a Minnesota partnership registered under the Investment Advisers Act of 1940, as amended ("Advisers Act"), is 50% owned by Voyageur Advisory Services LLC ("VAS"), which is owned by Dougherty Financial Group LLC. Dougherty Financial Group LLC owns VAM Holdings LLC, which in turn owns Clifton. SBH is a partnership between VAS and Ralph M. Segall and C. Alfred Bryant, both former investment managers with Stein Roe and Farnham, an investment adviser based in Chicago, Illinois. VAM Holdings LLC also owns Voyageur Asset Management LLC, which is registered under the Advisers Act.

Dougherty Financial Group LLC owns substantially all of Dougherty Summit Securities LLC, an NASD-registered broker-dealer. Dougherty Summit Securities LLC will not be used to execute transactions for Clifton's clients unless the resulting transaction provides the best combination of net price and execution. Dougherty Summit Securities LLC is also registered as an investment adviser.


Similar Investment Account. Clifton advises the following account with an investment objective similar to that of Enhanced Fund:


                               Net Assets as of              Annualized Compensation Rate
Fund                           December 31, 1999             as a % of Net Assets
----                           -----------------             ----------------------------

Enhanced S&P                   $193.5 million                0.30% on the first $25 million
Composite Index                                              0.20% on amounts above $25 million







PROPOSAL 2: BOARD OF DIRECTORS' EVALUATION

In approving the amended Investment Advisory Agreement and the new sub-advisory agreement, the Board of Directors considered discussions during the course of several prior Board meetings concerning the merits of implementing a new investment strategy. At the January 11, 2000 Board meeting, the Directors thoroughly reviewed materials furnished by the Adviser and by an investment management consultant regarding Clifton, including Clifton's investment personnel, investment management experience with enhanced index strategies, philosophy of management and investment performance. The Board also requested and received information concerning the effect of the proposed fee increase on the expense ratio of the Fund and the fees and expenses of Enhanced Fund compared to a group of mutual funds identified by the Adviser as Enhanced Fund's comparison group. The Board found particularly significant the demonstrated ability of Clifton to outperform its benchmark using the enhanced index strategy proposed for Enhanced Fund. The Directors also found significant the fact that at asset levels below $325 million the amount of sub-advisory fees paid under the proposed sub-advisory agreement would actually decrease. Considering the expertise of Clifton, the Directors believed that the proposed new advisory fees were reasonable.

After careful consideration and a thorough review of the Adviser's and Clifton's level of service, experience and fees, the Board determined that it was fair and reasonable to and in the best interest of the Fund and its shareholders to approve the amended Investment Advisory Agreement.

PROPOSAL 2: RECOMMENDATION AND REQUIRED VOTE

At the Meeting, shareholders of Enhanced Fund will vote on Proposal 2. The affirmative vote of the holders of a majority of the outstanding shares of a Fund is required to approve this proposal with regard to that Fund. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF ENHANCED FUND APPROVE THE AMENDED INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND THE ADVISER.



             PROPOSAL 3: CHANGE OF FUNDAMENTAL INVESTMENT POLICY OF
                         ENHANCED U.S. EQUITY FUND

        PROPOSAL 3: FOR SHAREHOLDERS OF ENHANCED U.S. EQUITY FUND ONLY:


     To change the fundamental investment policy of Enhanced Fund with regard to purchasing securities on margin.



The Fund's current investment  restriction dealing with purchasing securities on
margin  is  fundamental   and  may  not  be  changed  without  the  approval  of
shareholders. The current policy states:


                    None of the Funds may:
                    ...

                    2.   Purchase   securities   on  margin,   except  for  such
                         short-term credits as are necessary for the clearance of transactions.


In order to allow Enhanced Fund to invest in futures contracts on the Index, the Adviser is requesting and the Board of Directors is recommending that the policy be changed. If approved by shareholders, the Fund's restriction will be changed to add the following clarifying statement:


                    None of the Funds may:
                    ...

                    2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, options on securities and options on securities indexes is not deemed to be a purchase of securities on margin.

Purchasing securities on margin and making margin payments in connection with the purchase and sale of futures contracts are two very different concepts. The purchase of securities on margin involves the purchase of securities with money borrowed from a broker. The payment of initial and variation margin in connection with the purchase and sale of futures contracts does not involve the use of borrowed money. Initial margin is a good faith deposit made with a broker to secure the obligation under a futures contract. Variation margin is an amount of money credited to or assessed against a party to an established futures contract at least daily to reflect changes in the value of the contract.

Clarifying that initial and variation margin payments related to the purchase and sale of futures contracts are not considered to be purchasing securities on margin would permit Enhanced Fund to purchase and sell futures contracts. If this proposal is approved by shareholders, Enhanced Fund intends to adopt a new principal investment strategy, which has been approved by the Board of Directors. Under this new strategy, Enhanced Fund would invest primarily in futures contracts on the Index, backed by a portfolio of high-quality short-term debt instruments.

PROPOSAL 3:  BOARD OF DIRECTORS' EVALUATION

At a meeting held on January 11, 2000, the Board of Directors of the Company, including a majority of the Independent Directors, unanimously approved a proposal amending the fundamental investment policy of Enhanced Fund with regard to purchasing securities on margin. The Board of Directors believes that the proposed revised policy, which will allow Enhanced Fund to invest in futures contracts on the Index, is in the best interests of the Fund and its shareholders.

PROPOSAL 3: RECOMMENDATION AND REQUIRED VOTE

At the Meeting, the shareholders of the Enhanced Fund will vote on Proposal 3. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve this proposal. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Where a shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF ENHANCED FUND APPROVE THE MODIFICATION OF ENHANCED FUND'S FUNDAMENTAL POLICY WITH REGARD TO PURCHASING SECURITIES ON MARGIN.

ADDITIONAL INFORMATION

Security Ownership. As of the Record Date, the ownership of each Fund by Participating Insurance Companies and by M Life Insurance Company ("M Life") was as follows:


                                             John Hancock
                       M Life                Variable Life            Pacific Life
Name of Fund           Insurance Co.*        Insurance Co.#           Insurance Co.+
------------           --------------        --------------           --------------


Brandes Fund             6.8%                   63.8%                     29.4%
                       223,380.673 shares    2,096,027.579 shares     967,774.455 shares


Enhanced Fund            11%                    30.4%                     58.6%
                       122,023.611 shares    338,236.124 shares       651,348.244 shares



*M Life, an affiliate of the Adviser, provided seed capital to each Fund. M Life will vote its shares for the Proposals. The principal business address of M Life is 205 SE Spokane Street, Portland, Oregon 97202.
#The principal business address of John Hancock Variable Life Insurance Company is 200 Clarendon Street, Boston, Massachusetts 02116.
+The principal business address of Pacific Life Insurance Company is 700 Newport Center Drive, Newport Beach, California 92660.

The Directors and officers of the Company as a whole own less than 1% of the assets of each of the Funds.

To the best knowledge of the Company, the names and addresses of the contract owners who can give voting instructions with respect to 5% or more of the outstanding shares of each Fund as of the Record Date are set forth below:


                    VOTING POWER OF CERTAIN CONTRACT OWNERS


     ENHANCED FUND

     Name and Address                        Percent Voting Power
     ----------------                        --------------------

          Charles Kreider                         11.17%
          897 Kreps Road
          Lancaster, Pennsylvania  17603

Distributor. M Holdings Securities, Inc. acts as the distributor (the "Distributor") for each of the Funds. The Distributor is a wholly owned
subsidiary  of  M  Financial   Group  and  is  registered  with  the  SEC  as  a
broker-dealer and is a member of the NASD. The principal executive offices of the Distributor are located at River Park Center, 205 SE Spokane Street, Portland, Oregon 97202.

Administrator. Pursuant to an Administration Agreement dated December 4, 1995, Investors Bank & Trust Company ("Investors Bank") provides certain administrative services to the Company, such as calculating each Fund's standardized performance information, preparing annual and semiannual reports to shareholders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties. Investors Bank's principal business address is 200 Clarendon Street, Boston, Massachusetts 02116.

SHAREHOLDER PROPOSALS

The Company must receive proposals of shareholders that are intended to be presented at a future shareholder meeting a reasonable time prior to the Company's solicitation of proxies relating to such future meeting. Timely submission of such proposals does not guarantee their inclusion. The Company is a Maryland corporation, and as such it is not required to hold, and has no intention of holding, annual meetings, although the Company may hold special shareholder meetings.

OTHER BUSINESS

The Board of Directors of the Company does not know of any other matters to be considered at the Meeting other than those referred to above. If any other matters are properly presented to the Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their judgment.

                                           By Order of the Board of Directors

                                           David W. Schutt
                                           Secretary


February 17, 2000
Portland, Oregon

                                                            EXHIBIT A
                                  M FUND, INC.

                          INVESTMENT ADVISORY AGREEMENT


     THIS AGREEMENT, made and entered into this ____ day of ____________, 2000, by and between M Fund, Inc., a corporation organized and existing under the laws of the State of Maryland (the "Fund"), and M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

     WHEREAS, the Adviser is duly registered as an investment adviser pursuant to the Investment Adviser Act of 1940; and

     WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to its Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund, and Clifton Enhanced U.S. Equity Fund, and such other portfolios as the Fund and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services. NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Fund employs the Adviser:

     (a)  to manage the investment and reinvestment of the assets;

     (b) to hire, and thereafter supervise the investment activities of, one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Fund, pursuant to a written sub-advisory agreement and subject to approval by:

          (i)  the Fund's Board of Directors;

          (ii) the vote of a majority of Directors, who are not parties to such sub-advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and

          (iii)except as otherwise permitted under the terms of any exemptive relief obtained from the Securities and Exchange Commission (the "SEC"), or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s);

     (c) to continuously review, supervise and (except where delegated to a sub-adviser) administer the investment program of the Portfolios;

     (d)  to  determine  in  its  discretion   (except  where   delegated  to  a
          sub-adviser) the securities to be purchased or sold;

     (e) to provide the administrator of the Fund (the "Administrator") and the Fund with records concerning the Adviser's activities which the Fund is required to maintain; and

     (f) to render regular reports to the Administrator and to the Fund's officers and Directors concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Directors of the Fund and in compliance with such policies as the Directors may from time to time establish, and in compliance with the objectives, policies, and restrictions for each such Portfolio set forth in the Fund's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Fund will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

     The Adviser accepts such employment and agrees, at its own expense, to render the investment advisory services and to furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel (including any sub-advisers) for servicing the investments of the Fund, maintaining its organization and assisting in providing shareholder communications and information services and to permit any of its officers and employees to serve, without compensation, as Directors or officers of the Fund if elected to such positions.

2. FEES AND EXPENSES.

     (a) PAYABLE BY THE FUND. The Fund shall pay all of its expenses other than those expressly stated to be payable by the Adviser. The expenses payable by the Fund shall include, without limitation:

          (i)  interest and taxes;

          (ii) brokerage  commissions  and other  costs in  connection  with the
               purchase   or  sale  of   securities,   commodities,   and  other
               investments for the Fund;

          (iii)fees and expenses of its Directors (other than those who are "interested persons" of the Fund or the Adviser); (iv) legal and audit expenses;

          (v) transfer agent expenses and expenses for servicing shareholder accounts;

          (vi) expenses of computing the net asset value of the shares of the Fund and the amount of its dividends;

          (vii) custodian fees and expenses;

          (viii) fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;

          (ix) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund;

          (x)  the cost of share certificates, if any;

          (xi) reports, membership and dues in the Investment Company Institute or any similar organization;

          (xii) expenses of preparing and typesetting prospectuses;

          (xiii) expenses of printing and mailing prospectuses sent to existing shareholders;

          (xiv)such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its officers and Directors in respect thereto; and

          (xv) such other expenses as the Directors may, from time to time, determine to be properly payable by the Fund.

     (b)  PAYABLE BY THE ADVISER. The Adviser shall pay the following:

          (i) salaries and fees, if any, of all officers of the Fund and of all Directors of the Fund who are "interested persons" (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser performing services relating to research, statistical and investment activities;

          (ii) expenses of printing and distributing any prospectuses or reports prepared for its use or the use of the Fund in connection with the offering of the shares of the Fund's common stock for sale to the public;

          (iii)expenses of preparing and typesetting any other literature used by the Adviser in connection with such offering;

          (iv) the cost of any advertising employed in such offering; and

          (v)  fees of any sub-adviser.

3. DELIVERY OF DOCUMENTS. The Fund has furnished Adviser with copies properly certified or authenticated of each of the following:

          (a) The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this agreement and as amended from time to time, are herein called the "Articles of Incorporation");

          (b) Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws");

          (c)  Current Prospectus(es) of the Portfolios.

4. OTHER COVENANTS. The Adviser agrees that it will:

          (a) comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law; and

          (b) (directly or indirectly through one or more sub-advisers) place orders pursuant to its investment determinations for the Portfolios either directly with the issuer of the security or with any broker or dealer. In executing Portfolio transactions and selecting brokers or dealers, the Adviser (directly or indirectly through one or more sub-advisers) will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser, and any sub-advisers, shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser and any sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or sub-adviser or their affiliates may exercise investment discretion. The Adviser is authorized (and may authorize a sub-adviser), subject to the prior approval of the Fund's Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser or sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser or sub-adviser to the Portfolio. In addition, the Adviser is authorized (and may so authorize any sub-adviser) to allocate purchase and sale orders for Portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or sub-adviser) to take into account the sale of variable contracts investing through separate accounts in the Fund if the Adviser or sub-adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, or any affiliated person of the Fund, the Adviser, or that Portfolio's sub-adviser, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

5. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser pursuant to this Agreement, the Fund shall pay to the Adviser, and the Adviser agrees to accept as full compensation therefor, an advisory fee for each Portfolio at the rates specified in Schedule A, which is attached hereto and made a part of this Agreement. The Fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of each Portfolio and shall be paid to the Adviser monthly. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

     No Portfolio of the Fund shall be liable for the obligations of any other Portfolio of the Fund. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by an applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

     However, the Adviser will not bear expenses of the Fund or any Portfolio which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 6 shall be settled on a monthly basis (subject to fiscal year-end reconciliation, resulting perhaps in the Adviser's recovery of some fees waived earlier in the fiscal year) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

7. REPORTS. The Fund and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Fund, if applicable, the same such documents and information pertaining to any sub-adviser as the Fund may reasonably request.

8. STATUS OF THE ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Fund or the size or position obtainable for or disposed of by the Fund or any Portfolio.

9. CERTAIN RECORDS. The Adviser shall keep and maintain, or shall arrange for the sub-adviser of a Portfolio to keep and maintain, all books and records with respect to each Portfolio's portfolio transactions required by Rule 31a-1 under the 1940 Act and shall render to the Board of Directors of the Fund such periodic and special reports as the Board of Directors may reasonably request. The Adviser shall also furnish to the Fund any other information that is required to be filed by the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Adviser agrees that all records that it (or any sub-adviser) maintains on behalf of the Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Adviser upon the termination of this Agreement (or, if there is no successor Adviser, to the Fund).

10. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 10, the term "Adviser" shall include not only the Adviser itself but also shareholders, directors, officers, employees and other corporate agents of the Adviser).

11. PERMISSIBLE INTERESTS. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as Directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Fund's Prospectus as required by law. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Directors, subject to the rules and regulations of the SEC.

12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from the date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

     This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment.

     As used in this Section 12, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

13. GOVERNING LAW. This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

          To the Adviser at:              M Financial Investment Advisers, Inc.
                                          River Park Center
                                          205 S.E. Spokane Street
                                          Portland, OR  97202
                                          Attn:  President

          To the Fund at:                 M Fund, Inc.
                                          River Park Center
                                          205 S.E. Spokane Street
                                          Portland, OR  97202
                                          Attn:  President

     Each such notice, advice or report shall be effective upon receipt or three days after mailing.

15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.  ENTIRE  AGREEMENT.   This  Agreement  embodies  the  entire  agreement  and
     understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

17. 1940 ACT. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                          M FINANCIAL INVESTMENT
M FUND, INC.                              ADVISERS, INC.



By:__________________________________   By:_______________________________

Title:  President                       Title:  President


Attest:________________________________ Attest:_____________________________

Title:  Administrator, M Funds          Title:  Administrator, M Funds

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                  M FUND, INC.
                                       AND
                      M FINANCIAL INVESTMENT ADVISERS, INC.


     Pursuant to Section 5, the Fund shall pay the Adviser compensation at an effective annual rate as follows:


    Name of Portfolio                               Annual Rate of Compensation

    Brandes International Equity Fund               1.10% of first $ 10 million
                                                    0.95% of next $10 million
                                                    0.75% of next $30 million
                                                    0.65% on amounts above
                                                     $50 million

    Turner Core Growth Fund                         0.45%

    Frontier Capital Appreciation Fund              0.90%

    Clifton Enhanced U.S. Equity Fund               0.40% of first $ 25 million
                                                    0.35% on amounts above
                                                     $25 million

                                  M FUND, INC.

      THIS SOLICITATION IS MADE ON BEHALF OF THE DIRECTORS OF M FUND, INC.

The undersigned appoints Daniel Byrne and David Schutt, and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of M Fund, Inc. (the "Company"), to be held at 9:00 a.m., local time, on April 11, 2000, at the principal office of the Company, River Park Center, 205 S.E. Spokane Street, Portland, Oregon, and at any adjournment thereof.

-------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION/PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL. PLEASE VOTE BY CHECKING YOUR RESPONSE.

       FOR APPROVAL BY SHAREHOLDERS OF BRANDES INTERNATIONAL EQUITY FUND:

     Approval of amended Investment            FOR  []  AGAINST [] ABSTAIN []
     Advisory Agreement between the
     Company and the Adviser.


        [LABEL AFFIXED HERE]


CONTRACT NUMBER: ___________

TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED: ________

                                                                NOTE: THE UNDERSIGNED HEREBY
PLEASE VOTE, DATE, SIGN, AND RETURN THIS FORM IN THE            ACKNOWLEDGES RECEIPT OF THE NOTICE OF
ENCLOSED SELF-ADDRESSED ENVELOPE.  ALL PERSONS                  ANY PROXY HERETOFORE GIVEN WITH RESPECT TO
DESIGNATED ON THE CONTRACT MUST SIGN THIS FORM.                 THE VOTES COVERED BY THIS PROXY.
PLEASE INDICATE TITLE IF SIGNING IN AN OFFICIAL CAPACITY.
                                                                _________________________________
Dated:  ____________________________                            Signature

                                                                ___________________________________
                                                                Signature If Jointly Held or Title If Required


                                  M FUND, INC.

      THIS SOLICITATION IS MADE ON BEHALF OF THE DIRECTORS OF M FUND, INC.

The undersigned appoints Daniel Byrne and David Schutt and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of M Fund, Inc. (the "Company"), to be held at 9:00 a.m., local time, on April 11, 2000, at the principal office of the Company, River Park Center, 205 S.E. Spokane Street, Portland, Oregon, and at any adjournment thereof.
-------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION/PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS BELOW. THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSALS. PLEASE VOTE BY CHECKING YOUR RESPONSE.

           FOR APPROVAL BY SHAREHOLDERS OF ENHANCED U.S. EQUITY FUND:

1. Approval of amended Investment         FOR  []  AGAINST  []    ABSTAIN  []
   Advisory Agreement between the
   Company and the Adviser.


2. Approval of change of fundamental      FOR  []  AGAINST  []    ABSTAIN  []
   investment policy of the Enhanced
   Fund with regard to purchasing
   securities on margin.


        [LABEL AFFIXED HERE]

CONTRACT NUMBER: ___________
TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED: ________


PLEASE VOTE, DATE, SIGN, AND RETURN THIS FORM IN THE            NOTE: THE UNDERSIGNED HEREBY
ENCLOSED SELF-ADDRESSED ENVELOPE.  ALL PERSONS                  ACKNOWLEDGES RECEIPT OF THE NOTICE OF
DESIGNATED ON THE CONTRACT MUST SIGN THIS FORM.                 ANY PROXY HERETOFORE GIVEN WITH RESPECT TO
PLEASE INDICATE TITLE IF SIGNING IN AN OFFICIAL CAPACITY.       THE VOTES COVERED BY THIS PROXY.

Dated:  ____________________________                            _________________________________
                                                                Signature
                                                                ___________________________________
                                                                Signature If Jointly Held or Title If Required
